Exhibit 32.1



                              CERTIFICATION

The undersigned as Chief Executive Officer and Chief Financial
Officer of the Company, does hereby certify that the foregoing
Quarterly Report of SCIENTIFIC INDUSTRIES, INC. (the "Company"), on Form 10-Q for the period ended September 30, 2009:

  (1) Fully complies with the requirements of Section 13 or 15 (d) of the Securities Exchange Act of 1934; and

  (2) Fairly presents, in all material respects, the financial condition and results of operations of the Company.





November 16, 2009


/s/ Helena R. Santos
____________________

Helena R. Santos
Chief Executive Officer and Chief Financial Officer



A signed original of this written statement required by Section
906 has been provided to the Company and will be retained by the Company and furnished to the Securities and Exchange Commission or its staff upon request.



















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